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                                                                    Exhibit 10.3

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is entered into effective as of September 10, 2002, by and among CellStar Ltd. (the "Employer"), CellStar Corporation, a Delaware corporation and parent company of Employer (the "Parent"), and Elaine Flud Rodriguez (the "Employee").

                                    Recitals

         A. Employer, Parent and Employee have entered into that certain Employment Agreement, effective as of January 21, 2000 (the "Employment Agreement").

         B. The parties hereto desire to amend the Employment Agreement as hereinafter set forth.

                                    Agreement

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

         1. Section 1.5(e)(i)(5) of the Employment Agreement is hereby deleted in its entirety.

         2. Section 1.5(e)(i)(6) is hereby renumbered to read "Section 1.5(e)(i)(5)."

         3. Except as specifically amended by the terms hereof, all other provisions of the Employment Agreement shall remain in full force and effect, and the Employment Agreement, as amended hereby, is specifically hereby ratified and reaffirmed.

                                    * * * * *




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         Executed as of the date first written above.

                                          CellStar Ltd.

                                          By:    National Auto Center, Inc.
                                          Title: General Partner

                                          By:    /s/    Terry S. Parker
                                                 -------------------------------
                                                 Name:  Terry S. Parker
                                                 -------------------------------
                                                 Title: Chief Executive Officer
                                                        ------------------------


                                          CellStar Corporation

                                          By:    /s/    Terry S. Parker
                                                 -------------------------------
                                                 Name:  Terry S. Parker
                                                 -------------------------------
                                                 Title: Chief Executive Officer
                                                        ------------------------




                                          /s/ Elaine Flud Rodriguez
                                          --------------------------------------
                                          Elaine Flud Rodriguez

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